EXHIBIT 99.1

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2005-1 CALIFORNIA
	Balances as of 1/1/05

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE TOP FIFTY ZIP CODE	Mortgage Loans	the Cutoff Date	the Cutoff Date
94583 San Ramon, CA	27	14,257,451.29	1.01
94010 Burlingame, CA	12	11,099,435.00	0.79
91362 Thousand Oaks, CA	18	10,945,404.31	0.78
92677 Laguna Beach, CA	17	10,766,874.20	0.76
92679 Trabuco, CA	16	10,585,235.59	0.75
90266 Manhattan Beach, CA	14	10,426,001.72	0.74
92673 San Clemente, CA	19	10,353,315.23	0.74
94558 Napa, CA	17	10,019,854.57	0.71
94526 Danville, CA	16	9,622,870.42	0.68
92651 Laguna Beach, CA	11	9,619,844.19	0.68
92037 La Jolla, CA	12	9,563,286.34	0.68
95125 San Jose, CA	18	9,458,782.06	0.67
94080 South San Francisco, CA	18	9,270,131.76	0.66
91320 Newbury Park, CA	17	8,759,533.93	0.62
95020 Gilroy, CA	17	8,640,113.00	0.61
94587 Union City, CA	17	8,496,354.75	0.60
96161 Boca, CA	15	8,141,426.12	0.58
91913 Chula Vista, CA	16	7,975,132.29	0.57
94506 Danville, CA	11	7,697,948.69	0.55
92009 Carlsbad, CA	14	7,695,058.80	0.55
92657 Newport Beach, CA	7	7,371,634.03	0.52
95023 Hollister, CA	15	7,306,237.67	0.52
95138 San Jose, CA	9	7,152,948.65	0.51
95124 San Jose, CA	14	6,885,622.68	0.49
95037 Morgan Hill, CA	12	6,772,750.00	0.48
95123 San Jose, CA	15	6,706,912.46	0.48
90265 Malibu, CA	7	6,704,832.08	0.48
93021 Moorpark, CA	12	6,680,926.31	0.47
95148 San Jose, CA	13	6,559,099.00	0.47
95070 Saratoga, CA	8	6,493,130.75	0.46
91436 Encino, CA	9	6,354,855.81	0.45
93105 Santa Barbara, CA	9	6,299,618.84	0.45
95032 Los Gatos, CA	10	6,242,496.54	0.44
94087 Sunnyvale, CA	10	6,225,412.38	0.44
95762 Folsom, CA	12	6,129,837.08	0.44
94066 San Bruno, CA	12	6,103,114.97	0.43
92026 Escondido, CA	12	6,098,966.77	0.43
95476 Sonoma, CA	12	6,071,800.00	0.43
95003 Aptos, CA	9	6,021,900.93	0.43
94513 Brentwood, CA	13	5,970,939.99	0.42
94566 Pleasanton, CA	10	5,956,923.49	0.42
92024 Leucadia, CA	11	5,928,439.05	20.42
92672 San Clemente, CA	9	5,895,854.79	0.42
91377 Oak Park, CA	11	5,844,027.56	0.41
95120 San Jose, CA	10	5,816,240.96	0.41
90274 Rolling Hills, CA	5	5,777,365.63	0.41
94404 San Mateo, CA	10	5,621,532.52	0.40
92691 Mission Viejo, CA	11	5,581,843.44	0.40
92078 San Marcos, CA	10	5,561,765.49	0.39
92646 Huntington, CA	9	5,455,684.88	0.39
Total	638	380,986,769.01	27.05

File: tx.mktl.xls
RBS GREENWICH CAPITAL
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2005-AR1
	Balances as of 1/01/05

Product:	Monthly MTA

Total Current Balance:	2,923,800,033
Total Original Balance:	2,936,571,897

Number Of Loans:	5,350

			Minimum	Maximum
Average Current Balance:	$546,504.68		$75,885.83	$2,500,000.00
Average Original Amount:	$548,891.94		$360,800.00	$2,500,000.00

Weighted Average Gross Coupon:	4.047%		3.677	4.947%
Weighted Average Gross Margin:	2.370%		2.000	3.270%
Weighted Average Max Int Rate:	9.953%		9.700	10.950%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	69.45%		0.00	100.00%

Weighted Average Fico Score:	726		0	849

Weighted Average Original Term:	369	months	180	480	months
Weighted Average Remaining Term:	366	months	176	479	months
Weighted Average Seasoning:	2	months	1	9	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average First Rate Adj Freq:	1	months	1	3	months

Weighted Average Prepay Term:	13	months	0	36	months

Top State Concentrations ($):	73.00 % California, 4.15 % Florida, 3.48 % New York
Maximum Zip Code Concentration ($):	0.75% 94010 (Burlingame, CA)

First Pay Date:			May 01, 2004	Jan 01, 2005
Rate Chg Date:			Feb 01, 2005	Feb 01, 2005
Mature Date:			Sep 01, 2019	Dec 01, 2044

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Monthly MTA	5,350	2,923,800,032.54	100.00
Total	5,350	2,923,800,032.54	100.00

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
75,886 - 100,000	2	167,813.91	0.01
100,001 - 200,000	4	625,310.32	0.02
200,001 - 300,000	5	1,314,568.27	0.04
300,001 - 400,000	1,013	387,463,210.84	13.25
400,001 - 500,000	1,804	814,553,620.01	27.86
500,001 - 600,000	1,148	630,861,411.83	21.58
600,001 - 700,000	753	488,837,594.76	16.72
700,001 - 800,000	278	205,023,347.40	7.01
800,001 - 900,000	60	51,678,291.04	1.77
900,001 - 1,000,000	99	96,148,156.62	3.29
1,000,001 - 1,100,000	33	34,929,510.70	1.19
1,100,001 - 1,200,000	22	25,554,684.81	0.87
1,200,001 - 1,300,000	33	41,486,370.74	1.42
1,300,001 - 1,400,000	25	34,226,397.03	1.17
1,400,001 - 1,500,000	59	87,794,744.26	3.00
1,500,001 - 1,600,000	3	4,720,000.00	0.16
1,600,001 - 1,700,000	2	3,357,500.00	0.11
1,700,001 - 1,800,000	1	1,787,500.00	0.06
1,800,001 - 1,900,000	1	1,820,000.00	0.06
1,900,001 - 2,000,000	1	1,950,000.00	0.07
2,000,001 - 2,100,000	1	2,080,000.00	0.07
2,400,001 - 2,500,000	3	7,420,000.00	0.25
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.677 - 3.750	116	66,621,469.68	2.28
3.751 - 4.000	397	224,050,064.53	7.66
4.001 - 4.250	4,523	2,476,658,732.75	84.71
4.251 - 4.500	286	142,110,899.61	4.86
4.501 - 4.750	23	12,173,773.31	0.42
4.751 - 4.947	5	2,185,092.66	0.07
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	108	61,407,474.02	2.10
2.001 - 2.250	369	210,304,602.66	7.19
2.251 - 2.500	4,503	2,463,381,253.62	84.25
2.501 - 2.750	335	170,040,692.71	5.82
2.751 - 3.000	29	16,083,107.23	0.55
3.001 - 3.250	5	2,222,028.92	0.08
3.251 - 3.270	1	360,873.38	0.01
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.700 - 9.750	3	1,528,985.28	0.05
9.751 - 10.000	5,278	2,882,811,038.84	98.60
10.001 - 10.250	37	26,073,961.00	0.89
10.251 - 10.500	31	12,438,311.33	0.43
10.751 - 10.950	1	947,736.09	0.03
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	5,350	2,923,800,032.54	100.00
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	5,350	2,923,800,032.54	100.00
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	235	128,674,955.07	4.40
125	5,115	2,795,125,077.47	95.60
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	2	886,603.13	0.03
360	4,973	2,712,710,433.75	92.78
480	375	210,202,995.66	7.19
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
176 - 180	2	886,603.13	0.03
349 - 360	4,973	2,712,710,433.75	92.78
> 360	375	210,202,995.66	7.19
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 - 6	5,331	2,913,668,706.16	99.65
7 - 9	19	10,131,326.38	0.35
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 1	5,350	2,923,800,032.54	100.00
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	5,350	2,923,800,032.54	100.00
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	5,300	2,896,151,318.12	99.05
2	8	3,826,268.50	0.13
3	42	23,822,445.92	0.81
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
02/01/05	5,350	2,923,800,032.54	100.00
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0.00	1	715,598.51	0.02
5.01 - 10.00	1	372,931.64	0.01
15.01 - 20.00	5	2,192,027.99	0.07
20.01 - 25.00	10	6,240,016.52	0.21
25.01 - 30.00	28	18,016,606.91	0.62
30.01 - 35.00	45	31,659,476.98	1.08
35.01 - 40.00	55	39,139,665.95	1.34
40.01 - 45.00	84	51,172,971.77	1.75
45.01 - 50.00	170	108,275,996.33	3.70
50.01 - 55.00	217	137,855,020.26	4.71
55.01 - 60.00	322	215,344,997.76	7.37
60.01 - 65.00	474	327,933,388.83	11.22
65.01 - 70.00	515	264,309,542.05	9.04
70.01 - 75.00	1,127	574,001,601.10	19.63
75.01 - 80.00	2,248	1,125,000,512.04	38.48
80.01 - 85.00	8	3,607,584.35	0.12
85.01 - 90.00	37	16,933,670.05	0.58
90.01 - 95.00	1	368,615.89	0.01
95.01 - 100.00	2	659,807.61	0.02
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	26	14,760,698.75	0.50
601 - 620	3	1,669,800.18	0.06
621 - 640	159	82,947,689.02	2.84
641 - 660	209	108,407,325.18	3.71
661 - 680	249	128,221,434.25	4.39
681 - 700	950	537,306,088.70	18.38
701 - 720	901	486,446,278.44	16.64
721 - 740	757	415,547,020.79	14.21
741 - 760	835	451,213,607.89	15.43
761 - 780	745	420,190,096.78	14.37
781 - 800	457	245,717,011.45	8.40
801 - 820	55	28,874,110.13	0.99
821 - 840	2	1,400,000.00	0.05
841 - 849	2	1,098,870.98	0.04
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	3,672	2,054,644,573.52	70.27
Full Documentation	1,678	869,155,459.02	29.73
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	4,953	2,717,041,503.57	92.93
Second Home	369	196,018,777.42	6.70
Investor	28	10,739,751.55	0.37
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	4,749	2,618,905,968.55	89.57
Condominium	538	266,898,199.35	9.13
Two-Four Family	59	36,022,989.78	1.23
Townhouse	3	1,343,539.87	0.05
Co-op	1	629,334.99	0.02
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	2,499	1,406,007,060.00	48.09
Purchase	2,239	1,164,897,321.41	39.84
Rate/Term Refinance	609	351,616,842.44	12.03
Refi - Prop Improvement	3	1,278,808.69	0.04
Total	5,350	2,923,800,032.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	57	31,440,493.70	1.08
California	3,910	2,134,501,542.04	73.00
Colorado	72	36,810,519.76	1.26
Connecticut	73	43,086,415.88	1.47
Delaware	5	2,093,565.68	0.07
District of Columbia	24	14,555,697.96	0.50
Florida	216	121,260,018.97	4.15
Georgia	9	3,889,194.43	0.13
Idaho	4	1,863,899.33	0.06
Illinois	79	38,868,439.56	1.33
Indiana	3	1,548,153.79	0.05
Maryland	68	38,205,819.77	1.31
Massachusetts	104	63,046,346.23	2.16
Michigan	28	13,603,753.63	0.47
Minnesota	7	3,623,101.84	0.12
Missouri	1	950,062.00	0.03
Nevada	56	31,266,634.00	1.07
New Hampshire	7	3,573,337.77	0.12
New Jersey	124	65,698,989.39	2.25
New York	180	101,714,529.23	3.48
North Carolina	17	9,954,181.37	0.34
Ohio	6	2,590,612.77	0.09
Oregon	20	10,149,954.49	0.35
Pennsylvania	19	9,798,053.93	0.34
Rhode Island	8	4,872,261.43	0.17
South Carolina	13	8,883,207.00	0.30
Texas	17	8,536,391.56	0.29
Utah	5	3,119,087.07	0.11
Virginia	89	49,454,769.12	1.69
Washington	125	61,621,634.71	2.11
Wisconsin	4	3,219,364.13	0.11
Total	5,350	2,923,800,032.54	100.00

File: ts.zip.xls
RBS GREENWICH CAPITAL
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2005-AR1 CA ZIPCODES
	Balances as of 1/01/05

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE TOP FIFTY ZIP CODE	Mortgage Loans	the Cutoff Date	the Cutoff Date
94010 Burlingame, CA	25	21,861,971.50	1.02
94583 San Ramon, CA	34	17,632,387.64	0.83
92677 Laguna Beach, CA	26	15,080,194.89	0.71
92651 Laguna Beach, CA	15	14,707,137.67	0.69
92679 Trabuco, CA	20	14,077,692.48	0.66
94080 South San Francisco, CA	28	14,043,431.45	0.66
90265 Malibu, CA	15	13,975,015.77	0.65
91362 Thousand Oaks, CA	22	13,965,790.30	0.65
95037 Morgan Hill, CA	24	13,527,782.80	0.63
95125 San Jose, CA	25	13,407,375.22	0.63
94566 Pleasanton, CA	21	13,394,448.40	0.63
95020 Gilroy, CA	26	13,330,978.44	0.62
90266 Manhattan Beach, CA	17	13,301,954.83	0.62
92673 San Clemente, CA	24	13,149,626.36	0.62
94526 Danville, CA	22	12,824,441.95	0.60
94558 Napa, CA	21	12,523,168.60	0.59
94587 Union City, CA	25	12,317,267.82	0.58
92037 La Jolla, CA	16	11,871,318.35	0.56
91913 Chula Vista, CA	24	11,812,728.87	0.55
92009 Carlsbad, CA	21	11,649,433.41	0.55
95148 San Jose, CA	22	11,091,771.06	0.52
94062 Woodside, CA	16	10,692,463.29	0.50
95124 San Jose, CA	21	10,570,657.41	0.50
92657 Newport Beach, CA	10	10,324,370.64	0.48
93105 Santa Barbara, CA	14	10,275,570.61	0.48
92672 San Clemente, CA	15	10,052,075.49	0.47
95120 San Jose, CA	17	9,952,924.91	0.47
95123 San Jose, CA	22	9,934,143.41	0.47
94506 Danville, CA	15	9,853,130.08	0.46
95070 Saratoga, CA	12	9,790,289.74	0.46
95032 Los Gatos, CA	15	9,759,462.57	0.46
96161 Boca, CA	18	9,665,438.95	0.45
91320 Newbury Park, CA	19	9,544,493.73	0.45
92660 Newport Beach, CA	11	9,229,157.82	0.43
90274 Rolling Hills, CA	8	9,218,057.61	0.43
92024 Leucadia, CA	16	9,110,992.50	0.43
94025 Menlo Park, CA	15	9,078,884.73	0.43
90275 Rancho Palos Verdes, CA	11	8,888,989.40	0.42
94513 Brentwood, CA	19	8,856,793.26	0.41
95008 Campbell, CA	17	8,758,371.16	0.41
95138 San Jose, CA	11	8,455,947.30	0.40
95023 Hollister, CA	17	8,338,899.04	0.39
94087 Sunnyvale, CA	14	8,251,740.16	0.39
94549 Lafayette, CA	13	8,118,224.68	0.38
95003 Aptos, CA	13	8,106,576.47	0.38
94070 San Carlos, CA	14	8,002,126.19	0.37
92663 Newport Beach, CA	10	7,991,917.16	0.37
92118 Coronado, CA	9	7,718,134.30	0.36
94066 San Bruno, CA	15	7,471,338.25	0.35
92054 Oceanside, CA	16	7,332,460.80	0.34
Total	896	552,889,549.47	25.90

File: wamu05ar1-mktmat-highbal.xls

WAMU 2005-AR1
HIGH BALANCE

		Minimum	Maximum
Scheduled Principal Balance	$247,126,708	$1,000,294	$2,500,000
Average Scheduled Principal Balance	$1,343,080
Number of Mortgage Loans	184

Weighted Average Gross Coupon	4.035%	3.677%	4.677%
Weighted Average FICO Score	728	632	810
Weighted Average Combined Original LTV	56.39%	22.22%	65.00%

Weighted Average Original Term	373 months	360 months	480 months
Weighted Average Stated Remaining Term	371 months	353 months	479 months
Weighted Average Seasoning	2 months	1 months	7 months

Weighted Average Gross Margin	2.358%	2.000%	3.000%
Weighted Average Minimum Interest Rate	2.357%	2.000%	3.000%
Weighted Average Maximum Interest Rate	9.953%	9.950%	10.160%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124	110	125
Weighted Average Payment Cap	7.50%	7.50	7.50
Weighted Average Recast	60	60	60

Maturity Date		Jun 1 2034	Dec 1 2044
Maximum Zip Code Concentration	4.26%	94010 (Burlingame, CA)

ARM	100.00%

Monthly MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	83.80%
Prepay Penalty: 0 months	14.18%
Prepay Penalty: 36 months	2.02%

1st Trust Deed	100.00%

Reduced Documentation	86.13%
Full Documentation	13.87%

Cash Out Refinance	70.31%
Rate/Term Refinance	16.78%
Purchase	12.91%

Single Family	93.77%
Condominium	4.02%
Two-Four Family	2.21%

Primary	94.77%
Second Home	5.23%

Top 5 States:
California	66.07%
Florida	5.43%
Connecticut	3.84%
Massachusetts	3.81%
New York	3.70%

HIGH BALANCE TABLES

WAMU 2005-AR1

HIGH BALANCE
Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1,000,000.01+	184	247,126,707.54	100.00%	4.035	371	56.39	728
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	20	25,560,343.15	10.34%	3.834	358	54.17	746
4.000 - 4.499	163	220,565,189.53	89.25%	4.055	372	56.69	726
4.500 - 4.999	1	1,001,174.86	0.41%	4.677	475	47.62	786
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
620-639	3	4,946,735.21	2.00%	4.048	395	62.05	634
640-659	3	4,168,400.40	1.69%	4.049	400	54.64	645
660-679	3	4,046,000.00	1.64%	4.027	358	57.96	666
680-699	45	60,697,734.62	24.56%	4.030	364	57.53	688
700-719	26	33,923,272.34	13.73%	4.039	368	58.44	709
720-739	24	31,414,033.26	12.71%	4.071	391	56.57	730
740-759	27	38,773,987.38	15.69%	4.030	368	54.72	748
760-779	32	41,923,461.32	16.96%	4.016	366	54.59	770
780-799	17	22,186,881.71	8.98%	4.031	371	53.77	786
800+	3	3,699,293.95	1.50%	4.127	390	60.64	803
None	1	1,346,907.35	0.55%	3.747	357	64.29	0
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	38	48,140,217.13	19.48%	4.031	366	40.44	735
50.00- 54.99	21	29,339,694.47	11.87%	4.028	382	52.79	726
55.00- 59.99	38	52,058,498.29	21.07%	4.031	368	57.60	724
60.00- 64.99	60	79,272,676.26	32.08%	4.044	376	62.45	733
65.00- 69.99	27	38,315,621.39	15.50%	4.030	362	65.00	717
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	164	221,022,768.00	89.44%	4.023	358	56.28	728
480	20	26,103,939.54	10.56%	4.137	477	57.33	727
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-354	1	1,489,422.97	0.60%	4.077	353	63.94	710
355-357	24	31,358,902.04	12.69%	4.091	356	55.44	736
358-360	139	188,174,442.99	76.14%	4.011	359	56.36	727
361+	20	26,103,939.54	10.56%	4.137	477	57.33	727
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	184	247,126,707.54	100.00%	4.035	371	56.39	728
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Monthly MTA	184	247,126,707.54	100.00%	4.035	371	56.39	728
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	27	35,050,292.15	14.18%	3.921	367	55.94	734
Prepay Penalty: 12 months	153	207,090,746.91	83.80%	4.052	372	56.57	727
Prepay Penalty: 36 months	4	4,985,668.48	2.02%	4.127	357	52.17	726
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1st Trust Deed	184	247,126,707.54	100.00%	4.035	371	56.39	728
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	159	212,858,500.84	86.13%	4.035	370	56.23	734
Full Documentation	25	34,268,206.70	13.87%	4.030	374	57.40	692
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	128	173,760,448.20	70.31%	4.031	373	57.11	726
Rate/Term Refinance	32	41,469,664.27	16.78%	4.046	366	52.71	726
Purchase	24	31,896,595.07	12.91%	4.042	364	57.23	744
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	171	231,737,225.30	93.77%	4.037	371	56.85	728
Condominium	8	9,935,982.24	4.02%	3.981	371	49.51	726
Two-Four Family	5	5,453,500.00	2.21%	4.027	359	49.33	751
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	174	234,200,444.53	94.77%	4.035	372	56.27	728
Second Home	10	12,926,263.01	5.23%	4.032	358	58.58	724
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	2	3,182,056.92	1.29%	4.027	359	65.00	721
California	122	163,278,552.80	66.07%	4.047	373	56.35	731
Colorado	1	1,107,000.00	0.45%	4.127	359	61.50	704
Connecticut	7	9,498,218.97	3.84%	4.039	358	52.96	711
District of Columbia	3	3,735,382.85	1.51%	4.051	399	55.65	720
Florida	10	13,426,310.53	5.43%	4.063	370	57.60	721
Illinois	1	1,461,000.00	0.59%	4.027	358	59.88	686
Maryland	6	7,974,598.75	3.23%	4.031	381	54.32	724
Massachusetts	6	9,412,288.68	3.81%	4.049	358	56.28	716
Nevada	3	3,999,907.35	1.62%	3.933	358	62.24	734
New Jersey	4	5,016,000.00	2.03%	4.027	358	58.91	727
New York	7	9,152,967.43	3.70%	3.962	378	53.74	724
Rhode Island	1	1,213,214.33	0.49%	4.027	357	48.64	696
South Carolina	3	4,150,011.86	1.68%	4.013	356	51.38	765
Virginia	4	5,555,500.00	2.25%	3.812	359	57.69	708
Washington	3	3,763,697.07	1.52%	3.971	358	61.20	773
Wisconsin	1	1,200,000.00	0.49%	4.027	358	54.55	684
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	178	239,970,614.22	97.10%	4.026	370	56.39	728
2.500 - 2.999	5	6,154,918.46	2.49%	4.277	399	57.88	747
3.000 - 3.499	1	1,001,174.86	0.41%	4.677	475	47.62	786
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	178	239,970,614.22	97.10%	4.026	370	56.39	728
2.500 - 2.999	5	6,154,918.46	2.49%	4.277	399	57.88	747
3.000 - 3.499	1	1,001,174.86	0.41%	4.677	475	47.62	786
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	180	241,613,100.68	97.77%	4.035	371	56.32	728
10.000 -10.499	4	5,513,606.86	2.23%	4.033	358	59.56	721
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	8	10,338,967.43	4.18%	3.981	389	55.03	725
125.000	176	236,787,740.11	95.82%	4.037	370	56.45	728
Total	184	247,126,707.54	100.00%	4.035	371	56.39	728

File: wamu05ar1-mktmat-lowfico.xls

WAMU 2005-AR1
LOW FICO (<650)

		Minimum	Maximum
Scheduled Principal Balance	$147,808,975	$298,838	$2,080,000
Average Scheduled Principal Balance	$520,454
Number of Mortgage Loans	284

Weighted Average Gross Coupon	4.009%	3.677%	4.327%
Weighted Average FICO Score	636	620	649
Weighted Average Combined Original LTV	74.75%	35.82%	90.00%

Weighted Average Original Term	367 months	360 months	480 months
Weighted Average Stated Remaining Term	364 months	352 months	479 months
Weighted Average Seasoning	3 months	1 months	8 months

Weighted Average Gross Margin	2.332%	2.000%	2.650%
Weighted Average Minimum Interest Rate	2.332%	2.000%	2.650%
Weighted Average Maximum Interest Rate	9.950%	9.700%	10.160%

Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		May 1 2034	Dec 1 2044
Maximum Zip Code Concentration	1.90%	90274 (Rolling Hills, CA)

ARM	100.00%

Monthly MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	76.51%
Prepay Penalty: 0 months	21.63%
Prepay Penalty: 36 months	1.86%

1st Trust Deed	100.00%

Full Documentation	95.76%
Reduced Documentation	4.24%

Cash Out Refinance	54.99%
Purchase	34.46%
Rate/Term Refinance	10.54%

Single Family	90.31%
Condominium	7.63%
Two-Four Family	2.06%

Primary	96.93%
Second Home	3.07%

Top 5 States:
California	71.87%
Florida	4.01%
Illinois	3.21%
New York	2.41%
Washington	2.23%

LOW FICO (tables)
WAMU 2005-AR1

LOW FICO
Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
250,000.01 - 300,000.00	1	298,837.99	0.20%	3.977	355	87.93	642
350,000.01 - 400,000.00	66	25,278,285.87	17.10%	4.028	364	76.54	638
400,000.01 - 450,000.00	51	21,673,353.66	14.66%	4.001	367	76.89	635
450,000.01 - 500,000.00	46	21,953,447.17	14.85%	4.016	357	77.82	636
500,000.01 - 550,000.00	34	17,791,054.05	12.04%	4.019	362	78.27	637
550,000.01 - 600,000.00	27	15,601,407.17	10.56%	3.997	367	75.18	636
600,000.01 - 650,000.00	27	17,065,597.35	11.55%	4.006	357	75.20	636
650,000.01 - 700,000.00	11	7,475,550.73	5.06%	3.994	367	73.29	639
700,000.01 - 750,000.00	10	7,320,770.54	4.95%	4.001	357	70.02	641
750,000.01 - 800,000.00	1	785,000.00	0.53%	4.027	359	62.80	639
850,000.01 - 900,000.00	3	2,690,723.68	1.82%	3.911	357	55.45	631
900,000.01 - 950,000.00	1	912,903.88	0.62%	4.027	358	61.00	627
1,000,000.01+	6	8,962,042.96	6.06%	4.007	398	61.23	636
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	61	31,943,196.60	21.61%	3.809	367	74.97	636
4.000 - 4.499	223	115,865,778.45	78.39%	4.064	364	74.68	637
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
620-639	148	76,658,344.91	51.86%	4.028	363	75.72	631
640-659	110	56,389,931.39	38.15%	4.043	365	74.70	644
None	26	14,760,698.75	9.99%	3.782	369	69.89	0
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	7	4,031,393.17	2.73%	3.993	357	45.75	644
50.00- 54.99	8	5,756,609.73	3.89%	3.944	357	51.89	638
55.00- 59.99	6	3,724,531.05	2.52%	4.058	357	57.99	636
60.00- 64.99	14	11,527,416.60	7.80%	3.993	393	63.26	636
65.00- 69.99	15	8,683,070.65	5.87%	4.002	358	66.99	636
70.00- 74.99	23	10,540,846.05	7.13%	3.999	362	72.03	634
75.00- 79.99	55	28,538,014.65	19.31%	4.010	362	77.75	636
80.00	142	68,787,164.75	46.54%	4.018	364	80.00	637
85.00- 89.99	4	1,507,748.21	1.02%	3.990	358	88.23	637
90.00- 94.99	10	4,712,180.19	3.19%	4.002	356	90.00	635
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	270	139,230,873.87	94.20%	4.007	357	74.89	637
480	14	8,578,101.18	5.80%	4.042	477	72.44	636
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-354	13	6,403,223.10	4.33%	4.142	354	76.24	636
355-357	78	41,201,884.72	27.88%	3.988	356	74.83	637
358-360	179	91,625,766.05	61.99%	4.006	358	74.82	636
361+	14	8,578,101.18	5.80%	4.042	477	72.44	636
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	284	147,808,975.05	100.00%	4.009	364	74.75	636
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Monthly MTA	284	147,808,975.05	100.00%	4.009	364	74.75	636
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	59	31,971,199.40	21.63%	3.851	371	74.31	635
Prepay Penalty: 12 months	219	113,084,976.76	76.51%	4.052	363	74.79	637
Prepay Penalty: 36 months	6	2,752,798.89	1.86%	4.082	358	78.00	642
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1st Trust Deed	284	147,808,975.05	100.00%	4.009	364	74.75	636
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	271	141,544,397.63	95.76%	4.016	364	75.04	636
Reduced Documentation	13	6,264,577.42	4.24%	3.847	372	68.20	638
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	156	81,286,957.48	54.99%	4.021	367	73.39	636
Purchase	98	50,938,963.47	34.46%	3.990	361	77.80	636
Rate/Term Refinance	30	15,583,054.10	10.54%	4.007	361	71.87	639
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	255	133,480,669.37	90.31%	4.007	364	74.94	636
Condominium	23	11,277,197.94	7.63%	4.011	376	74.81	635
Two-Four Family	6	3,051,107.74	2.06%	4.081	358	66.22	643
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	276	143,269,464.48	96.93%	4.012	364	74.93	636
Second Home	8	4,539,510.57	3.07%	3.915	368	68.96	641
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	4	2,471,181.53	1.67%	3.934	358	71.98	638
California	204	106,237,046.73	71.87%	4.015	366	74.32	636
Colorado	6	2,897,259.81	1.96%	4.054	358	80.28	635
Connecticut	1	748,088.49	0.51%	4.127	354	47.62	642
District of Columbia	2	1,729,890.38	1.17%	4.048	358	61.89	636
Florida	13	5,932,589.65	4.01%	4.026	386	75.05	635
Illinois	9	4,750,000.37	3.21%	4.024	357	77.28	640
Maryland	3	1,182,577.42	0.80%	4.027	359	78.84	642
Massachusetts	2	911,200.00	0.62%	3.965	359	80.00	635
Nevada	4	2,841,354.86	1.92%	3.796	357	74.49	633
New Hampshire	1	365,000.00	0.25%	4.127	359	77.83	623
New Jersey	6	2,637,520.77	1.78%	3.977	356	82.05	636
New York	6	3,560,218.97	2.41%	3.913	356	72.77	640
Ohio	2	951,056.49	0.64%	3.996	357	80.00	635
Oregon	2	953,701.37	0.65%	4.075	357	79.40	638
Pennsylvania	4	2,433,276.77	1.65%	3.972	357	80.00	638
Rhode Island	1	538,748.77	0.36%	4.177	355	80.00	626
Texas	1	409,500.00	0.28%	4.027	359	70.00	643
Virginia	5	2,965,918.79	2.01%	3.994	357	79.47	634
Washington	8	3,292,843.88	2.23%	4.021	357	76.42	638
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	272	141,095,475.34	95.46%	3.998	365	74.78	636
2.500 - 2.999	12	6,713,499.71	4.54%	4.239	356	74.13	638
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	272	141,095,475.34	95.46%	3.998	365	74.78	636
2.500 - 2.999	12	6,713,499.71	4.54%	4.239	356	74.13	638
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	281	145,081,405.66	98.15%	4.009	365	74.83	636
10.000 -10.499	3	2,727,569.39	1.85%	4.004	357	70.51	643
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	10	5,411,393.97	3.66%	3.959	357	74.12	636
125.000	274	142,397,581.08	96.34%	4.011	365	74.77	636
Total	284	147,808,975.05	100.00%	4.009	364	74.75	636